OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2025
OTHER NON-CURRENT ASSETS
OTHER NON-CURRENT ASSETS

14. OTHER NON-CURRENT ASSETS

The breakdown of other non-current assets is as follows:

	2024	2025
Prepaid taxes - net of current portion (Note 28a)	2,195	2,473
Claims for tax refund - net of current portion (Note 28b)	669	1,523
Prepaid expenses	1,056	1,432
Prepaid radio frequency license fees - net of current portion (Note 33c.i)	1,594	1,201
Advances	205	734
Security deposits	234	274
Others (each below Rp100 billion)	255	236
Total	6,208	7,873

The Group reclassified trade receivables - net arising from transactions that do not have economic substance and are not in accordance with the applicable financial reporting standards as well as the Group’s policies and internal controls, to other non-current assets, as disclosed in Note 33.c.iv.